CSCE 中国清洁能源

CHINA SOLAR & CLEAN ENERGY SOLUTIONS

Integrated Clean Tech Energy Solutions

OTCBB: CSOL

JANUARY 2008



Safe Harbor

This presentation contains statements that involves known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

Equity Snapshot

Symbol:	OTCBB:CSOL
Current share price:	$2.89 (01-24-08)
Treasury Method Shares Out: Fully Diluted Shares outstanding:	11 million 15.9 million*
Management ownership:	22%
Treasury Method Diluted Market capitalization:	$32 million
Revenue (1st 9 months CY07):	$25 million ↑ 57%
Net Income (1st 9 months CY07):	$1.4 million ↑ 35%

Make Good Targets Accompanying Recent Financing:
2007 Pre-Tax Income: $3.0 million
2008 Pre-Tax Income: $5.5 million

* Includes 2.7MM preferred shares, 5.6MM warrants, exercisable between $1.90 and $3.85, and 1.5MM shares for stock purchase portion of January08 announced acquisition at $2.75 share price

Company Overview

China Solar provides renewable energy solutions for residential, commercial, and industrial customers throughout China

- The Company provides residential and commercial customers an expanding portfolio of integrated systems, products, parts and after sale services. Current portfolio includes 4 product lines:
  - (1) Solar thermal systems for hot water and space heating
  - (2) Photovoltaic (PV) solar lighting
  - (3) Industrial waste heat recovery systems to reduce power consumption at manufacturing facilities
  - (4) Residential boilers and biomass fuel systems
- Distribution of products and services through network of 600 wholesalers and 2000 retailers across 27 provinces
- Strong growth with significant near-term opportunities for acceleration - 53% CAGR (2003-2006)

Company History

March 1997	Founded in 1997
June 2004	Purchased Bazhou Deli Solar Energy Heating Co., Ltd.
April 2005	Went public through reverse merger
November 2005	Acquired Ailiyang Solar Energy Technology Co.(solar thermal for residential)
June 2007	Closed private placement with institutional and accredited investors raising $2.75 million
July 2007	Closed Acquisition of 51% of Tianjin Huaneng Group Energy Equipment Co., Ltd. for cash of $1.7 million – Designs and manufactures waste heat recovery projects for industrial customers
January 2008	Signed definitive agreement to acquire 100% of Shenzhen PengSangPu Solar Industrial Products Corporation for a purchase price of $6.8 million in cash and common stock (solar thermal for commercial)

Corporate Structure


China Solar & Clean Energy Solutions, Inc.
100%
Deli Solar Holding Ltd.
100%
Bazhou Deli Solar Heating Energy Co., Ltd.
100%
Beijing Ailiyang Solar Energy Technology Co., Ltd.
Residential Projects
100%
Beijing Deli Solar Technology Development Co., Ltd.
100%
Shenzhen PengSangPu Solar Industrial Products Corporation
51%
Tianjin Huaneng Group Energy Equipment Co., Ltd.
Industrial/Commerical Projects

Environmental Drivers

- On February 28, 2005, the Chinese Government passed the Chinese Renewable Energy Law which went into effect on January 1, 2006
  - Goal is to increase renewable energy production from < 1% currently to 10% by 2020
  - All state power grids are required to purchase electricity from renewable sources
  - Economic incentives to encourage the development of renewable energy will be offered
- China's first energy-saving building regulation put into effect
  - Many cities are requiring that new buildings under 12 floors must use solar thermal systems by 2010
  - Shenzhen Government is providing $179.3 million in subsidies
- China has committed itself to improving energy efficiency between 2006 and 2010
  - Reduction in energy consumption by 20 percent per unit of GDP between 2006 and 2010
  - Reduction of 10 percent in major air pollutants

Growth Drivers

- Rapid economic growth in China
  - Increasing disposable income in rural areas
  - Rapid urbanization and booming housing market
  - Strong commercial construction business
- Rising energy prices and sustainability of fossil fuels
- Growing environmental and health consciousness among individuals
- Significant Market Potential in Rural China
  - 220 million of China's total 350 million households live in rural areas
  - Only 10% of all rural households have water heaters of any kind
  - Only a similar percentage have modern space heating facilities

Solar Thermal Market in China

- China is the largest manufacturer and consumer of solar water heaters globally*
  - 70% of the world market
  - 19% average annual growth from 1999 to 2005; 15% CAGR 2004-2015
  - 2005 sales estimate: US$2.7 billion
    - Annual/Cumulative installation: 15/ 75 million m^2
    - CSOL companies installed 3 million m^2 over past 10 years – puts company in top ten installers

- Close to 4,000 manufacturers comprise this fragmented market which creates vast acquisition and consolidation opportunities
  - only 10 companies in 2005 had sales over ≈$13mm and represent <20% of market

- Favorable climatic conditions in China
  - More than 2/3 of areas in China receive 2,000+ hours of sunlight annually

*Source: 1) World Energy Council, Presentation in May, 2006
2) New and Renewable Energy Research 2004 by Asia Pacific Energy Research Center
3) China Solar Hot Water Industries Development and Research Report (2005)

Company Product Lines

Residential → **Industrial/Commercial**

1) Solar thermal for hot water and space heating systems

2) Solar electric for lighting systems*

3) Waste heat recovery systems

4) Home boilers/stoves and biomass fuel systems

* Company currently brands and distributes these products

Residential Solar Products

- Evacuated-Tube and Flat Plate Solar Hot Water Heater
  - 26-63 Gallons of hot water per household daily, available year/all climates



Evacuated-Tube Solar Hot Water Heater



Flat Plate Solar Hot Water Heater

- Integrated Solar Heating Packages
  - For use in new home and multi-building construction
  - New and expanding business opportunity
- Photovoltaic (PV) solar lighting



Solar Water Heater Cost Comparison

- Solar initial equipment costs are higher than gas and electric water systems, but …
- Solar possesses long-term cost advantages compared to gas and electric water heaters
  - Minimal ongoing maintenance
  - 2x longer useful life
  - Solar water heater payback in under 2 years vs. gas and electric water heater


Cost Comparison
Types of Water Heaters
Gas
Electric
Solar
0
500
1000
1500
2000
Total Operating Cost (15 years, in $)

(in $USD)	Solar	Gas	Electric
Initial Equipment Cost	$241	$120	$72
Product Life (Years)	15	6	5
Annual Additional Energy Cost	$0	$98	$81
Average Cost Per Year	**$16**	**$118**	**$95**

Source: Company SEC Filing

New Commercial Solar Products

- Shenzhen PengSangPu acquisition (announced January 2008)
  - Creates new growth opportunities in southern China market
- Strong engineering capabilities and expertise in central solar hot water heater system for business users including schools, hospitals, hotels, and factories
- Holds 7 patents and a very strong brand name in China
- For the first nine months of 2007, Shenzhen PengSangPu's revenue was $7.7 million and net income was $0.7 million



Shenzhen Sunflowers Mansion Central Solar Hot Water Heater System



Beijing Institute of Technology Central Solar Hot Water Heater System

PengSangPu Case Study – Zhongshan University

- Project: Zhongshan University Solar Hot Water Heater System
- Initial company investment: $0.80 million*
- Annual water charge: $0.30 million (approx. 120,000 tons hot water)
- Total return: $4.8 million (16 yrs)



* Project run similar to solar electric PPA

Environmental Impact

- Installation of 2 million m^2 of solar thermal units over the past ten years is equivalent to:
  - Replacement of 1.8 million metric tons of coal,
  - 4.2 billion kWh of electric heating, or
  - 0.6 billion cubic meters of natural gas
  - Removing approximately 4 million tons worth of CO_2 emissions from the atmosphere

Waste Heat Recovery Products

- Waste heat recovery systems - Tianjin Huaneng Group (51% majority ownership)
  - Improves energy efficiency for commercial customers, e.g., steel and chemical customers
  - Strong R&D group that leverages more than 100 senior technicians with 5 patents
  - Heat transfer ("heat pipe") technology can be incorporated into company's solar thermal products providing greater differentiation and IP leadership
  - Contributed $3.8 million or 30% of $12.6 million revenue in Q3 2007



Huaneng's RLG heating pipe waste heat boiler



Huaneng Customer Deployment

Huaneng Case Study – Xinjiang Bayi Steel



- **Project:** Xinjiang Bayi Steel Air-to-Air Heat Recovery system for 75 ton furnace
- **Cost:** $1.3 million
- **Time to implement:** 100 days
- **Air temperature (in):** 1472 F°
- **Air temperature (out):** 356 F°
- **Steam output:** 20 ton/hour
- **Steam price:** $17.3 - $18.7 per ton
- **Operation:** 340 days per year
- **Payback period:** 150 days

Revenue Composition

Revenue Composition by Product


Solar Lighting, 4%
Boilers & Space Heaters, 24%
Solar Water Heater, 42%
Waste Heat Recovery , 30%

Market Strategy

- Focus on rural market
  - Large percentage of Chinese population lives in rural areas
  - Less restrictions on installation
  - 5% market penetration to date for solar thermal products

- Targeted advertising
  - Advertise in government magazine to directly reach government and SOE decision makers for energy saving projects and construction with solar heating systems
  - TV and other mass media are the key advertising medium for consumers in the rural areas

- Multi-brand strategy
  - Products are differentiated into tiers (premium, standard and economy) to increase distribution and market penetration

- Comprehensive and efficient distribution systems
  - 600 wholesalers and 2,000 local appliance retailers cover far-reaching areas
  - Provide technical training to the 600 wholesalers to drive after-sales services

Growth Strategy

- Sales and Marketing Strategy
  - Expand and strengthen distribution and service networks in China by partnering with regional distributors
- Strategic Footprint
  - Organic growth complemented by disciplined approach on acquisition to mitigate capacity constraints and open up new markets
- Integrate Solar Heating Packages
  - Increase sales of integrated solar heating solutions
  - Directly install into new construction
- Extend Product Lines to Existing Customers
  - Focus on creating a full suite of clean technology products
- Market Other Countries Such as India and Spain
  - Flat panel solar water heater under development specifically for residential construction market
  - Supply agreements with OEMs

Strong Financial Performance

Historical Financials ($ in millions)


$15.0
$10.0
$5.0
$0.0
$6.6
$0.5
$5.5
$0.2
$3.0
$0.3
$9.4
$0.6
$12.6
$0.5
$11.5
$0.9
3Q2006
4Q2006
1Q2007
2Q2007
3Q2007
4Q2007E
Revenue
Net Income

NOTE: Q1 is typically the company's weakest quarter due to seasonality and the Chinese New Year

Strong Revenue Growth

Revenue Projection **($ in millions)**


$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$15.6
$21.5
$36.5
$69.0
$100.0
2005
2006
2007E
2008E
2009E

Improving Profitability

After Tax Net Income ($ in millions)


$8.0
$6.0
$4.0
$2.0
$0.0
$1.3
$1.2
$2.3
$4.8
$8.0
2005
2006
2007E
2008E
2009E

Make Good Targets Accompanying Recent Financing:
2007 Pre-Tax Income: $3.0 million
2008 Pre-Tax Income: $5.5 million

Experienced Management

- **Mr. Deli Du, President & CEO -** Mr. Du founded China Solar & Clean Energy Solutions, Inc. in 1997 and has been its controlling equity holder, chairman and chief executive officer during the past 5 years. Since June, 2004 he has also been a director and manager of Deli Solar (BVI). He is a standing member of the China Solar Energy Utilization Association, the China Efficiency Boiler Association and the Beijing New Energy and Renewable Energy Union

- **Mr. Gary Lam, CFO -** Mr. Lam has extensive experience in finance with more than twenty years of experience in treasury management serving various foreign banks and has more than six years of experience in corporate finance. He served as the CFO of Telecom Communications Inc. from 2003 through 2005, and most recently served as the CFO of Mobile Entertainment Inc. Mr. Lam is also an affiliated member of Hong Kong Securities Institute (HKSI). He holds a bachelors degree in Business Administration from the University of Windsor, Canada

Experienced Board

- **Mr. Zhenhang Jia, Director** - Mr. Jia has been the director of Power Engineering Division of Beijing Mechanical Engineering Institute since 1995. He is also Vice Chairman and Deputy Secretary General of Beijing New Energy and Renewable Energy Association and Secretary General of Energy Saving Stoves Professional Committees of China's Rural Energy Industry Association. Mr. Jia was the primary drafter of 2 National Standards for Power Saving Boilers. Between 2001 and 2007, Mr. Jia served as Chief Editor of China Energy Saving and Environmental Protection Magazine. Prior to that he was Chief Editor of Beijing Energy Saving Magazine and Deputy Chief Engineer of Beijing Energy Saving Technical Service Center. Mr. Jia graduated from Taiyuan Institute of Technology in 1981, after that he was a research associate and director of Boiler and Energy Saving Technology Research Center of Taiyuan Institute of Technology

- **Mr. Zhaolin Ding, Director** - Mr. Ding received a master degree in Public Administration from Harvard University and a master in International Journalism from China School of Journalism, and began his career as a journalist and manager of Xinhua News Agency. Mr. Ding is currently the director of Beijing Tsingda Everbright International Executive Management Education Center. He is also an adjunct professor of executive programs in several top Chinese Universities. Mr. Ding served part time as the Deputy Secretary General of Harvard Beijing Club, Harvard's official alumni organization in China. Prior to that he was the Country Director of EF Englishtown, a Boston and Stockholm based world wide education group. Mr. Ding worked briefly as a consultant in Mercer Management Consulting. He was elected as research fellow by World Press Institute in the United States

- **Mr. Kevin Randolph, Director** - Mr. Randolph is the founder, president and CEO of Randolphs.com, LLC, a company that provides interim management, strategic/market/product planning and other services. From 1998 to 2000, he was President and CEO of Asia Online, Ltd., headquartered in Hong Kong, which provides Internet service, web development, web hosting and system integration services in 12 countries throughout Asia Pacific. He graduated from Washington State University with a degree in Business Administration, majoring in Marketing and Electrical Engineering

Use of Proceeds

• **Working Capital**	**$5 MM**
– Tianjin Huaneng Group	
– Beijing sales channels	
– Expansion solar thermal production	
• **Acquisitions**	**$5 MM**
– Huaneng Group (remaining 49%) and PengSangPu	
– Additional biomass/PV opportunities	
Total	**$10 MM**

Investment Conclusions

- Expand solar and other renewable energy product portfolio with proprietary additions that address large market opportunities
- Grow revenues through strategic complementary acquisitions
- Leverage increasing government regulation, rising energy prices and strong secular demand for renewable energy products
- Grow market share as demand continues to increase while looking for select international growth opportunities
- Expand and strengthen distribution and service networks while consolidating specific regions to optimize sales
- Continue to improve overall profitability and cash flow
- Continually focus on best shareholder and investor relations practices

Contact Us

Investor Relations Contact:
Hayden Communications International, Inc.
Matthew Hayden, President
Phone: +1-760-994-0034
E-mail: matt@haydenir.com

Appendix

Financial Highlights

	Fiscal year ended December 31, 2006	Fiscal year ended December 31, 2005	Three months ended September 30, 2007	Three months ended September 30, 2006
Revenue	$21,468,313	$15,577,477	$12,629,636	$6,565,606
Cost of Goods Sold	16,842,994	11,868,459	10,078,609	5,190,840
Gross Profit	4,625,319	3,708,988	2,551,027	1,374,766
Operating Expenses	3,414,707	2,389,185	1,768,342	821,330
Operating Income	1,210,612	1,319,803	782,685	555,436
Other Income	45,606	-	-31,845	-3,898
Income before Taxes & Minority Interest	1,239,501	1,298,974	750,840	549,538
Income Taxes	-	-	189,770	-
Minority Interests	-	-	61,996	-
Net Income	1,239,501	1,298,974	499,074	549,538
Weighted Average Fully Diluted Shares	6,957,876	7,558,335	8,310,856	8,031,009
EPS	0.18	0.17	0.06	0.07

Balance Sheet Highlights

	December 31, 2006	September 30, 2007
Asset		
Cash	$3,212,065	$3,311,421
Accounts Receivable	870,446	6,408,141
Inventories	315,765	5,238,184
Total Current Assets	9,245,841	16,335,129
Total Property, Plant and Equipment	6,333,892	9,716,521
Total Assets	12,716,185	29,245,566
Liabilities		
Accounts Payable	$147,901	$1,623,020
Customer Deposits	262,269	3,493,478
Total Current Liabilities	6,722,607	11,051,857
Stockholders' Equity		
Additional Paid-In Capital	$5,705,574	$8,283,900
Total Stockholders' Equity	12,225,473	16,630,217

Key Operating Metrics

	Nine Months Ended September 30, 2007
Revenue	+56.7%
Gross Profit	+52.2%
Gross Margin	20.9%
Operating Income	+73.7%
Operating Margin	7.4%
Net Income	+35.4%
EPS	+53.8%